                                                                    Exhibit 10.6


                 THIRD AMENDMENT AND WAIVER TO CREDIT AGREEMENT
                 ----------------------------------------------

          THIRD AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this "Amendment"), dated as of March 15, 1999, among HOST MARRIOTT CORPORATION, a Maryland corporation ("Host REIT"), as successor by merger to Host Marriott Corporation, a Delaware corporation, HOST MARRIOTT, L.P., a Delaware limited partnership (the "Operating Partnership"), the lenders (the "Banks") party to the Credit Agreement referred to below, WELLS FARGO BANK, NATIONAL ASSOCIATION, THE BANK OF NOVA SCOTIA and CREDIT LYONNAIS NEW YORK BRANCH, as Co-Arrangers (the "Co-Arrangers"), and BANKERS TRUST COMPANY, as Arranger and Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement are used herein as so defined.

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Host REIT, the Operating Partnership, the Banks, the Co-Arrangers and the Administrative Agent are parties to a Credit Agreement, dated as of June 19, 1997 and amended and restated as of August 5, 1998 (as amended, modified or supplemented through, but not including, the date hereof, the "Credit Agreement");

          WHEREAS, the parties hereto wish to amend the Credit Agreement, and waive certain provisions thereunder, all as herein provided; and

          WHEREAS, subject to the terms and conditions set forth below, the parties hereto agree as follows;

          NOW, THEREFORE, it is agreed:

          1. For the purpose of allowing the Borrower to continue to directly own (A) limited partnership interests in each of (i) HMC AP LP, (ii) HMC Charlotte LP, (iii) HMC Toronto Airport LP and (iv) HMC Toronto EC LP, and (B) managing limited liability company interests in each of (i) HMC AP GP LLC, (ii) HMC Charlotte GP LLC, (iii) HMC Toronto Airport GP LLC and (iv) HMC Toronto EC GP LLC, all of which entities are not Look-Through Subsidiaries, the Banks hereby waive Section 8.11(b) of the Credit Agreement to the extent, but only to the extent, necessary for such allowances.

          2. Section 7 of the Second Amendment and Consent to Credit Agreement, dated as of December 17, 1998, among Host REIT, the Operating Partnership, the Banks, the Co-Arrangers and the Administrative Agent (the "Second Amendment") is amended, to the extent, but only to the extent, necessary to extend the time by which (i) Toronto Eaton Centre must obtain a Lender Consent (as defined in the Second Amendment), by (a) changing the date "March 31, 1999" appearing therein to "April 30, 1999" and (b) changing the date "April 1, 1999" appearing therein to "May 1, 1999", (ii) New Jersey Park Ridge must obtain a Landlord Consent (as defined in the Second Amendment), by (x) changing the date "March 31, 1999" appearing therein to "December 31, 1999" and (y) changing the date "April 1, 1999" appearing therein to "January 1, 2000" and (iii) Virginia Key Bridge must obtain a Landlord Consent (as defined in the Second Amendment) in connection with the Ground Lease with John E. Fowler and the Pear G. Fowler Foundation, by (x) changing the date "March 31, 1999" appearing therein to "April 30, 1999" and (y) changing the date "April 1, 1999" appearing therein to "May 1, 1999".

          3. Section 9.01(vii) of the Credit Agreement is amended by deleting clause (vii) thereof in its entirety and inserting the following new clause
(vii) in lieu thereof:

          "(vii) to the extent that the respective Indebtedness is permitted to be incurred at such time pursuant to Section 9.04(xii), Liens securing Permitted Non-Recourse Indebtedness incurred by any Specified Subsidiary as and to the extent permitted by the definition of "Permitted Non-Recourse Indebtedness;".

          4. Section 9.02(vii) of the Credit Agreement is amended by deleting the number "$100,000,000" appearing in sub-clause (v)(B) thereof and inserting the number "$150,000,000" in lieu thereof.

          5. (A) Section 9.04(xi) of the Credit Agreement is amended by (i) deleting the word "or" at the end of the sub-clause (x) therein and inserting a comma in lieu thereof and (ii) inserting after the words "Section 9.04(x))" in sub-clause (y) therein the following words: "or (z) to refinance up to $250,000,000 of Permitted Refinancing Indebtedness that is incurred after March 15, 1999 and on or before June 30, 2000 and is secured by the New York Marriott Marquis Hotel but only to the extent that such Permitted Refinancing Indebtedness does not constitute intercompany Indebtedness among or between Holdings or any of its Subsidiaries".

              (B) Section 9.04(xii) of the Credit Agreement is amended by deleting the proviso in sub-clause (iii) thereof and inserting the following new proviso in lieu thereof:

          "provided, however, that up to $400,000,000 in aggregate outstanding
           -----------------
     principal amount of such Indebtedness at any time (less the aggregate principal amount of all Excess Permitted Refinancing Indebtedness outstanding at such time) may be secured Indebtedness in the form of Permitted Non-Recourse Indebtedness, Capitalized Lease Obligations, Construction Loans (although such Construction Loans may not exceed $150,000,000 in aggregate principal amount outstanding at any time), and/or purchase money Indebtedness in respect of equipment and materials, and".

              (C) Section 9.04 of the Credit Agreement is further amended by (i) inserting "(i)" immediately before the words "in no event" appearing in the last sentence thereof and (ii) inserting the following words at the end of such last sentence:

                  "and (ii) in no event shall the aggregate outstanding principal amount of all Excess Permitted Refinancing Indebtedness incurred pursuant to clause (xi) above, when added to the aggregate outstanding principal amount of all Indebtedness incurred pursuant to clause (xii) above, exceed $1,200,000,000 at any time outstanding".

          6.  Section 9.08 of the Credit Agreement is amended by deleting clause
(a) thereof in its entirety and inserting the following new clause (a) in lieu thereof:

                  "(a) Holdings and the Borrower will not permit the Consolidated Interest Coverage Ratio for any Test Period (i) ending on or prior to the last day of Holdings' fiscal quarter ending closest to June 30, 2000, to be less than 2.25:1.00, (ii) ending after such date and on or prior to the last day of Holdings' fiscal quarter ending closest to December 31, 2000, to be less than 2.30:1.00, (iii) ending after such date and on or prior to the last day of Holding's fiscal quarter ending closest to June 30, 2001, to be less than 2.375:1.00 and (iv) ending after such date, to be less than 2.50:1.00."

          7. The Credit Agreement is amended by deleting Section 9.11 thereof in its entirety and inserting the following new Section 9.11 in lieu thereof:

          "9.11 Maximum Total Leverage Ratio.  Holdings and the Borrower will
                -----------------------------
not permit the Total Leverage Ratio at any time during a period set forth below to be greater than the ratio set forth opposite such period below:

                        Period                               Ratio
                        ------                               -----
          Effective Date through but not
          including the last day of Holdings'
          fiscal quarter ending closest to
          September 30, 2000                                 5.50:1.00



          The last day of Holdings' fiscal
          quarter ending closest to September
          30, 2000 through but not including
          the last day of Holdings' fiscal
          quarter ending closest to March 31,
          2001                                               5.25:1.00

          The last day of Holdings' fiscal
          quarter ending closest to March 31,
          2001 through but not including the
          last day of Holdings' fiscal quarter
          ending closest to September 30, 2001               5.00:1.00

          The last day of Holdings' fiscal
          quarter ending closest to September 30,
          2001 through but not including the last
          day of Holdings' fiscal quarter
          ending closest to March 31, 2002                   4.75:1.00

          Thereafter                                         4.50:1.00;


provided, however, that in the event of any issuance by Holdings, the Borrower
-----------------
or any of its Subsidiaries of capital stock or other equity securities, for each $50,000,000 (or portion thereof) of Net Equity Proceeds (other than Net Equity Proceeds received from Holdings, the Borrower or any of its Subsidiaries) in excess of the first $150,000,000 of Net Equity Proceeds (other than Net Equity Proceeds received from Holdings, the Borrower or any of its Subsidiaries) in the aggregate received after March 15, 1999, the maximum permitted Total Leverage Ratio, for each period set forth above, will be reduced by 0.0375 (with such reduction to be effective 45 days after each such issuance), provided further,
                                                             ----------------
that in no event will the maximum permitted Total Leverage Ratio at any time during a period set forth above be reduced to below the ratio set forth opposite the period below which encompasses the corresponding period (or portion thereof) set forth above:

                        Period                               Ratio
                        ------                               -----
          Effective Date through but not
          including the last day of Holdings'
          fiscal quarter ending closest to
          June 30, 1999                                      5.50:1.00

          The last day of Holdings' fiscal
          quarter ending closest to June 30,
          1999 through but not including the
          last day of Holdings' fiscal quarter
          ending closest to December 31, 1999                5.25:1.00

          The last day of Holdings' fiscal
          quarter ending closest to December
          31, 1999 through but not including
          the last day of Holdings' fiscal
          quarter ending closest to June 30,
          2000                                               5.00:1.00

          The last day of Holdings' fiscal
          quarter ending closest to June 30,
          2000 through but not including
          the last day of Holdings' fiscal
          quarter ending closest to March 31,
          2002                                               4.75:1.00

          Thereafter                                         4.50:1.00"

          8.  Section 9.12 of the Credit Agreement is amended by deleting clause
(b) thereof in its entirety and inserting the following new clause (b) in lieu thereof:


              "(b)   Unencumbered EBITDA Ratio. Holdings and the Borrower will
                     --------------------------
not permit the Unencumbered EBITDA Ratio for any Test Period ending on the last day of a fiscal quarter of Holdings set forth below to be less than the ratio opposite such fiscal quarter below:

          Fiscal Quarter Ending                         Ratio
          ---------------------                         -----
              Closest To
              ----------

          September 30, 1998                          0.425:1.00
          December 31, 1998                           0.425:1.00

          March 31, 1999                              0.425:1.00
          June 30, 1999                               0.475:1.00
          September 30, 1999                           0.50:1.00
          December 31, 1999                            0.50:1.00

          March 31, 2000                               0.50:1.00
          June 30, 2000                                0.50:1.00
          September 30, 2000                           0.50:1.00
          December 31, 2000                            0.50:1.00

          March 31, 2001                               0.50:1.00
          June 30, 2001                                0.50:1.00
          September 30, 2001                           0.55:1.00
          December 31, 2001                            0.55:1.00

          March 31, 2002                               0.55:1.00
          June 30, 2002                                0.55:1.00
          September 30, 2002                           0.60:1.00
          December 31, 2002                            0.60:1.00

          March 31, 2003                               0.60:1.00
          June 30, 2003                                0.60:1.00"

          9. Section 9.14(vii) of the Credit Agreement is amended by adding after the words "the Specified Subsidiary" the following words: "or Specified Subsidiaries".

         10.  Section 11.01 of the Credit Agreement is amended as follows:

              (a) The definition of "Consolidated Interest Expense" is amended by deleting the date "June 30, 2000" appearing therein and inserting the date "June 30, 2001" in lieu thereof.

              (b) The definition of "Consolidated Total Debt" is amended by inserting the following text immediately after the words "Permitted Non-Recourse Indebtedness," appearing therein:

                  "plus, without duplication, the maximum amount available to be drawn under all letters of credit, bankers acceptances and similar obligations issued for the account of the Borrower or any of its Subsidiaries and all unpaid drawings or reimbursement obligations in respect thereof,".

              (c) The definition of "Excess Cash Flow" is amended by inserting the following text immediately after the words "Refinancing Transaction" appearing in the second parenthetical of clause (b)(ii) thereof:

                  ", repayments to the extent made with Indebtedness, Insurance Proceeds or Condemnation Proceeds, equity issuances or capital contributions or Net Sale Proceeds".

              (d) The definition of "Permitted Non-Recourse Indebtedness" is amended in its entirety as follows:

                  "Permitted Non-Recourse Indebtedness" shall mean, with respect to any Specified Subsidiary, Indebtedness permitted to be incurred by such Specified Subsidiary pursuant to Section 9.04(xii), which Indebtedness (i) shall be secured only by the Real Property, including any fixtures, furniture, equipment and other personal property related thereto and the revenues and proceeds derived therefrom, of the Specified Subsidiary that has incurred such Indebtedness, (ii) shall be made expressly non-recourse to Holdings and its other Subsidiaries (subject to customary limited recourse for such customary exceptions as fraud, intentional misconduct, intentional misrepresentation, misapplication of proceeds, environmental liabilities and similar matters) and (iii) shall have (A) a final maturity date of not earlier than August 5, 2004, (B) a remaining amortization schedule based upon a schedule of no less than 20 years and (C) a market rate of interest."

          (e) The definition of "Permitted Refinancing Indebtedness" is amended by:

              (i) adding after the words "Existing Indebtedness" therein the following words: ", up to $250,000,000 of Indebtedness that is incurred after March 15, 1999 and on or before June 30, 2000 and is secured by the New York Marriott Marquis Hotel (but only to the extent that such Permitted Refinancing Indebtedness does not constitute intercompany Indebtedness among or between Holdings or any of its Subsidiaries)";

              (ii) deleting clause (i) of the proviso thereof in its entirety and inserting the following new clause (i) in lieu thereof:

                    "(i) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so Refinanced (plus any additional amount or value pursuant to the proviso at the end of this definition) plus (x) the reasonable costs and fees associated therewith, (y) (A) up to an additional $25,000,000 of Indebtedness that is incurred after March 15, 1999 and on or before June 30, 2000 and is secured by the New York Marriott Marquis Hotel and (B) up to an additional $25,000,000 of Indebtedness that is incurred after March 15, 1999 and on or before May 31, 2002 and is secured by the Harbor Beach Resort, less, in either case, any such Indebtedness that is also intercompany Indebtedness permitted pursuant to Section 9.04(iv) or (v), and (z) up to an additional $400,000,000 in aggregate principal amount of such Permitted Refinancing Indebtedness (less the aggregate principal amount of secured Indebtedness incurred pursuant to the proviso in sub-clause (iii) of Section 9.04(xii) and outstanding at such time) of the Borrower and its Subsidiaries (such additional Permitted Refinancing Indebtedness referred to in this sub-clause (z), the "Excess Permitted Refinancing Indebtedness");";

              (iii) inserting the following words before the semi-colon at the end of clause (ii) of the proviso thereof:

                   ", provided that the remaining amortization schedule with respect to up to $4,250,000 in aggregate principal amount of Permitted Refinancing Indebtedness relating to the Harbor Beach Resort that is incurred from Marriott International, Inc. may be based upon a remaining amortization schedule of no less than 8 years";

               (iv) deleting clause (iv) of the proviso thereof in its entirety and inserting the following new clause (iv) in lieu thereof:

                    "(iv) no Permitted Refinancing Indebtedness shall have different obligors, or greater guarantees or security, than the Indebtedness being Refinanced (except that, (x) from and after the REIT Conversion Date, such Permitted Refinancing Indebtedness may be incurred by the Borrower and/or one or more Subsidiary Guarantors so long as such Permitted Refinancing Indebtedness is unsecured, except as otherwise permitted by Section 9.01(iv), and (y) in connection with the simultaneous Refinancing of individual Indebtedness of all of the Subsidiaries that each own a Designated Hotel securing all or any part of the Indebtedness to be Refinanced, such Subsidiaries (or their successors in a merger contemplated by Section 9.02(xi) or (xii)) may jointly incur Permitted Refinancing Indebtedness, which Indebtedness may be secured and cross-collateralized only by one or more of the Designated Hotels and shall otherwise be expressly non-recourse to Holdings and its other Subsidiaries (subject to customary limited recourse for such customary exceptions as fraud, intentional misconduct, intentional misrepresentation, misapplication of proceeds, environmental liabilities and similar matters)) and"; and

               (v) adding the following words to the end of clause (v) of the proviso thereof:

                    "; provided further that if the principal amount (or accreted value, if applicable) of the Permitted Refinancing Indebtedness described in (iv)(y) above is secured and cross-collateralized by less than all of the Designated Hotels, then the aggregate principal amount (or accreted value, if applicable) of all of the Indebtedness that, in one or more instances, is secured by a Designated Hotel immediately prior to the incurrence of such Permitted Refinancing Indebtedness and is prepaid at the same time that such Permitted Refinancing Indebtedness is incurred shall be deemed to be Indebtedness that is Refinanced in connection with such Permitted Refinancing Indebtedness)".

               (f) The definition of "Specified Indebtedness for Borrowed Money" is amended by inserting the following proviso at the end thereof:

               "; provided further, that Specified Indebtedness for Borrowed
                  ----------------
     Money shall not include (A) up to $250,000,000 of Permitted Refinancing Indebtedness that is incurred after March 15, 1999 by a Subsidiary of the Borrower that is not a Subsidiary Guarantor and is secured by the New York Marriott Marquis and (B) up to $105,000,000 of Permitted Refinancing Indebtedness that is incurred after March 15, 1999 by a Subsidiary of the Borrower that is not a Subsidiary Guarantor and is secured by the Harbor Beach Resort, less, in either case, any such Indebtedness that is also intercompany Indebtedness permitted pursuant to Section 9.04(iv) or (v)."

          (g) The definition of "Specified Subsidiary" is deleted and the following new definition of "Specified Subsidiary" is inserted in lieu thereof:

              "Specified Subsidiary" shall mean any Subsidiary of the Borrower so long as such Subsidiary has no material assets other than the single Hotel Property to be encumbered with Permitted Non-Recourse Indebtedness incurred by such Subsidiary pursuant to Section 9.04(xii).

          (h) The following new definitions shall be inserted into Section 11.01 of the Credit Agreement in the correct alphabetical order:

              (i) "Construction Loan" shall mean Indebtedness incurred by a Specified Subsidiary pursuant to Section 9.04(xii) to finance the construction or development of a new Hotel or the expansion or renovation of a then existing Hotel, which Indebtedness (in either case) may only be secured by such Hotel.

              (ii)  "Designated Hotel" shall mean each of the following Hotels:
     New York Marriott Marquis; Hyatt Regency, Burlingame; Hyatt Regency, Cambridge; Hyatt Regency, Reston; Swissotel, Atlanta; Swissotel, Boston; Swissotel, Chicago; and Swissotel, New York.

              (iii) "Excess Permitted Refinancing Indebtedness" shall have the meaning provided in Section 11.01 in the definition of "Permitted Refinancing Indebtedness".

          11. The Banks hereby agree that the Borrower and its Subsidiaries may, in connection with the incurrence of the Permitted Refinancing Indebtedness referred to in clause (iv)(y) of the definition of "Permitted Refinancing Indebtedness", establish special purpose Subsidiaries for the sole purpose of owning (and whose sole material assets shall constitute) individual Designated Hotels and that (i) such Subsidiaries shall not be required to enter into the Subsidiaries Guaranty if prohibited from doing so by the terms of the Permitted Refinancing Indebtedness secured by the Designated Hotels (but only so long as such prohibitions are in effect, after which time such Subsidiaries shall be required to enter into the Subsidiaries Guaranty to the extent and in the manner required by
Section 8.18(d)) of the Credit Agreement and (ii) notwithstanding anything to the contrary in Sections 9.02 or 9.05 of the Credit Agreement, the Borrower and its Subsidiaries may contribute individual Designated Hotels to such special purpose Subsidiaries.

          12.  Effective Date.  This Amendment shall become effective on the
               --------------
date (the "Third Amendment Effective Date") when (i) Host REIT, the Operating Partnership and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office, provided that Sections 6 and 7 of this Amendment shall become effective on the date when Host REIT, the Operating Partnership and the Supermajority Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office and (ii) the Borrower shall have paid to each Bank that has signed a counterpart of this Amendment and delivered the same to the Administrative Agent at the Notice Office on or prior to 1:00 p.m. (New York time) on March 26, 1999 an amendment fee equal to 25 basis points on the amount of each such Bank's outstanding Terms Loans and Revolving Loan Commitment on March 26, 1999.

          13.  Bring-Down of Representations and Warranties; No Default.  In
               --------------------------------------------------------
order to induce the Banks to enter into this Amendment, each Credit Party party hereto represents and warrants that (i) the representations, warranties and agreements contained in Section 7 of the Credit Agreement are true and correct in all material respects on and as of the Third Amendment Effective Date, both before and after giving effect to this Amendment, and (ii) there exists no Default or Event of Default on the Third Amendment Effective Date, both before and after giving effect to this Amendment.

          14.  Scope of Amendment.  This Amendment is limited as specified and
               ------------------
shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          15.  Counterparts.  This Amendment may be executed in any number of
               ------------
counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

          16.  Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF
               -------------
THE PARTIES HEREUNDER SHALL BE CONSTRUED IN

ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          17.  Amendment to Credit Agreement.  From and after the Third
               -----------------------------
Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                 *  *  *  *  *

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                            HOST MARRIOTT CORPORATION


                            By:____________________________
                               Title:

                            HOST MARRIOTT, L.P.
                            By:  Host Marriott Corporation,
                                 its General Partner

                            By:____________________________
                               Title: